Crawford & Company New York Society of Security Analysts March 18, 2013 Exhibit 99.1

Crawford & Company
FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

Forward-looking Statements
–This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and
Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
–Crawford’s business is dependent, to a significant extent, on case volumes.  The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.
Revenues Before Reimbursements (“Revenues”)
–Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.
Segment and Consolidated Operating Earnings
–Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits.
Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.
Non-GAAP Financial Information
–For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

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Crawford

BROADSPIRE
a Crawford Company

GCG
People. Power. Performance.

Crawford & Company
A Business Services Leader since 1941
The world’s largest independent provider of global claims management solutions
Multiple globally recognized brand names: Crawford, Broadspire, GCG
Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500

EMEA-A/P
Americas
Broadspire
Legal Settlement
Administration
Serves the U.K., European,
Middle Eastern, African and
Asia Pacific markets
Serves the U.S., Canadian
and Latin American markets
Serves large national
accounts, carriers and self-
insured entities
Provides administration for
class action settlements and
bankruptcy matters

Crawford & Company $1.2 Billion Revenue Company 700 Locations 70+ Countries 8,500 Employees OUR GLOBAL STRENGTH 4

Crawford & Company
Diversified Business and Clients
2012 Revenues of $1.2 Billion
• Property and Casualty
Services
• Global Technical
Services
• Third Party
Administration
• Global Markets
31.2%
20.3%
20.1%
EMEA/AP
Americas
• Property and Casualty Services
• Catastrophe Management Services
• Contractor Connection
• Centralized Claim Administration
• Affinity Programs
28.4%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)

5 Year Revenues
($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012

Consolidated Operating Earnings
($ in millions)
$120
$100
$80
$60
$40
$20
$0
2008
2009
2010
2011
2012

Crawford & Company
Catalysts/Drivers

Cyclical Positive Industry Claim Trends:
Increased underwriting pressure creates a positive claim
trend.
Weather/Catastrophe Trends:
Catastrophic events worldwide are increasing in severity
and frequency.  Crawford is uniquely positioned to serve
these markets.
Healthcare:
Increased healthcare spending is a positive for Crawford’s
medical case management and cost containment
services.
Inflation:
Rising interest rates drive interest income in Broadspire
and lower the Company’s anticipated pension obligations.
Market Position:
Leading market position in each of our segments.

Approximate 2012 Revenue Mix

$ in millions

$175
$575
$425
Claims Services
BPO
Consulting

Crawford & Company
Crawford Provides More Than Claims Services

P&C outsourced claims services provided
about $575 million, or 49%, of total
Crawford revenue in 2012
• Claims services is a mature business in most
geographies
• Revenues are driven by claims volume, which is
affected by regional economies, economic growth
• Severe weather and natural disasters can produce
swings in volatility
• Global Technical Services is the leader in mega-claims
$600 million, or 51%, was derived from
higher-value added business services
– BPO
• Third Party Administration
• Network services
• Legal Settlement Administration
– Consulting
• Medical Management
• Analytics
• Forensic Accounting

Crawford’s Expertise Claims Services: Thai Flooding Catastrophe Response Business Process Outsourcing: Deepwater Horizon Consulting: Medical Management

Extent of floodwater
Predicted flow of water
Flood defences
THAILAND
Bangkok
Central Bangkok
50km
50 miles
Gulf of Thailand
UNOSAT

Crawford & Company
Catastrophe Response: Thai Flooding
Top ten historic insurance loss
Crawford handling losses in excess of $4
billion
Flooding affected an area the size of South
Carolina
Leveraged global capabilities through
deployment of 160 staff including 50 support
staff and 35 senior adjusters from other
locations globally
In-house forensic accountants utilized

Crawford & Company
Natural catastrophes worldwide 1980 – 2012
Natural catastrophes per year more than doubled over period
Crawford is uniquely positioned to respond on a global basis
Number of Events
Meteorological events
(Storm)
Hydrological events
(Flood, mass
movement)
Climatological events
(Extreme temperature,
drought, forest fire)
Geophysical events
(Earthquake, tsunami,
volcanic eruption)
200
400
600
800
1 000
1 200
1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012

Global Natural Catastrophe Update
© 2013 Munich Re
Source: Geo Risks Research, NatCatSERVICE – As at January 2013

Legal Settlement
Revenues
($ in millions)
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012

Legal Settlement
Operating Margin (%)
35
30
25
20
15
10
5
0
2009
2010
2011
2012

Crawford & Company
High-Volume Claims Services: Deepwater Horizon

The Garden City Group
(GCG)
is the recognized leader in
legal administration services for class action
settlements and other claims administration,
bankruptcy cases and legal noticing programs.
Largest program is the combined GCCF/Deepwater Horizon
settlement
This special project resolves economic loss and property
damage claims related to the Deepwater Horizon Incident
GCG’s other high-profile distribution matters include:
–the General Motors bankruptcy
–the $6.15 billion WorldCom settlement
–the $3.4 billion Native American Trust Settlement
–the $3.05 billion VisaCheck/MasterMoney Antitrust settlement.

Crawford & Company

Case managers proactively manage medical treatment  in the rehabilitation process, enabling our clients’ employees to recover as quickly as possible in the most cost-effective manner.
Consulting: Medical Management
•
Customers who used medical bill review in 2011 averaged over 60% savings from the identification of inaccurate and unwarranted charges.
•
An in-house medical department includes more than 180 contracted physicians covering more than 39 specialty areas.
•
A nationwide network of more than 54,000 pharmacies—both retail and mail order—provide significant savings.
•
A two-year study has shown that Broadspire’s Senior Nurse Reviewer program has averaged 21% savings on indemnity expenses and 11% savings on medical expenses.

Financial Review and Operational Focus

Crawford & Company
2012 Business Summary

Record revenues of $1.177 billion
Record consolidated operating earnings of $110.2 million
Record operating cash flow of $92.9 million
Including special payment, dividends of $0.20 per CRDA and $0.16 per CRDB
1,177
1,125
110.2
78.6

Americas Revenues
($ in millions)

$400
$350
$300
$250
$200
$150
$100
$50
$0
Total
U.S.
Canada
Latin America
2011
2012

Broadspire Revenues
($ in millions)

$300
$250
$200
$150
$100
$50
$0
Total
Workers' Comp.
Medical Mgmt.
Risk Mgmt. Info. Svcs.
2011
2012

2012 Revenues

Americas
EMEA/AP
Broadspire
LSA

2012 Operating Earnings

Americas
EMEA/AP
Broadspire
LSA

EMEA/AP Revenues
($ in millions)

$400
$350
$300
$250
$200
$150
$100
$50
$0
Total
U.K.
CEMEA
Asia/Pacific
2011
2012

Legal Settlement Administration Revenues
($ in millions)

$250
$200
$150
$100
$50
$0
Total
2011
2012

Crawford & Company Crawford Segment Performance 2012 15

Crawford & Company
2013 Operational Focus

Sustain Operating Performance through Improved Profitability
Americas improvement in U.S. Property and Casualty and Canada
Continued progress in Broadspire
Strengthen the Balance Sheet
Manage debt levels and pension obligations
Drive operating cash flow to support business growth
Enhance Total Return to Shareholders
Dividend policy to provide meaningful yield
Seek opportunities to repurchase outstanding shares below
intrinsic value

Crawford & Company
Most Recent 2013 Guidance

On February 25, 2013, Crawford reaffirmed initial full year 2013 guidance as follows:
Consolidated revenues before reimbursements between $1.05 and $1.08 billion
Consolidated operating earnings between $85.0 and $93.0 million
Consolidated cash provided by operating activities between $65.0 and
$70.0 million
After reflecting stock option expense, net corporate interest expense, customer-relationship intangible asset amortization expense, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $49.0 and $54.0 million, or $0.85 to $0.95 diluted earnings per CRDB share

Crawford & Company
Enhanced Return to Shareholders

Dividends and Buyback:
CRDA price increased 38.6%.  Total return was 45.6%
CRDB price increased 29.5%.  Total return was 33.9%
During the 2013 first quarter, Crawford declared a regular
quarterly dividend of $0.04 on CRDA and $0.03 on CRDB
Crawford also paid a special dividend of $0.06 per share on both classes of stock during the 2012 fourth quarter
During 2012, Crawford paid dividends of $0.20 per share on
CRDA and $0.16 per share on CRDB, or double 2011
dividends per share
Through 2012, Crawford repurchased 607,877 shares of CRDA
and 7,000 shares of CRDB at an average cost of $4.63 and
$3.83, respectively
2012 Total Return:

Consolidated Debt/Cash
($ in millions)

$250
$200
$150
$100
$50
$0
2008
2009
2010
2011
2012
Debt
Cash

Cash Provided by Operations
($ in millions)

100
90
80
70
60
50
40
30
20
10
0
2008
2009
2010
2011
2012

Pension Deficit
($ in millions)

$250
$200
$150
$100
$50
$0
2008
2009
2010
2011
2012

Crawford & Company
Crawford Capital Structure

Improving Balance Sheet Supports Return to Shareholders
Debt reduced by $62 million, or 25% since 2010
Pension risk management implemented in 2009
Material improvement in cash flow from both
operations and working capital management

Crawford & Company
Management Alignment with Shareholders
Incentive Compensation Plan Matrix:
Business
Metric: Corporate: Units:
Operating Earnings 40% 40%
Revenues 30% 30%
DSO 20% 20%
Free Cash Flow 10% 10%

Stock Ownership Guidelines:
Multiple of
Officer: Base Salary:
President/CEO 3x
CFO/EVPs 2x
Balanced short and long term system focused on strategic priorities and aligned with shareholders

Crawford & Company
Capital Structure and Governance
Class A and B Shares:
As of December 31, 2012, there were approximately 29.3 million shares of Class
A Common Stock and 24.7 million shares of Class B Common Stock outstanding.
The two classes are substantially identical, except with respect to the voting rights of the Class B shares and the greater cash dividends offered on Class A shares.
Insider Ownership:
The Jesse Crawford family beneficially owns approximately 41.0% of outstanding A shares and approximately 52.0% of outstanding Class B shares as of March 7, 2012.
Board Diversification and Makeup:
Eight of nine members are independent, with the exception of the CEO, Jeff
Bowman.  CEO and chairman roles are split.

Global Footprint

World's largest independent provider of claims management solutions

Diverse customer base

Global catastrophe response

Innovative Technology Platforms

Analytics

*Risk*Tech

Risk Sciences Group/Dmitri

Claims Management System (CMS)

Command Center

Specialized Resources

Legal Settlement Administration (GCG)

Global Technical Services (GTS)

Medical Cost Containment

Contractor Connection

Business Process Outsourcing

Gaining Market Share

North American vertical

Positioned to benefit from expected global consolidation of TPA vendors

Emerging Asia Pacific and Latin American markets

Crawford & Company 22 CRAWFORD IS POSITIONED FOR STRONG RETURNS

Crawford & Company Appendix

Crawford & Company
Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should  be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP.  Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies.
Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under
GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Segment and Consolidated Operating Earnings
Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions.
Management believe operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use.  Consolidated operating earnings (loss) represent segment earnings (loss)
including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests.

Crawford & Company
Non-GAAP Financial Information

Unaudited ($ in thousands)
2008 2009 2010 2011 2012
Revenues Before Reimbursements
Total Revenues 1,135,916 $ 1,048,202 $ 1,110,801 $ 1,211,362 $ 1,266,138 $
Reimbursements (87,334) (78,334) (80,384) (86,007) (89,421)
Revenues Before Reimbursements 1,048,582 $ 969,868 $    1,030,417 $ 1,125,355 $ 1,176,717 $
Unaudited ($ in thousands)
2008 2009 2010 2011 2012
Operating Earnings (Loss)
Americas 28,766 $      29,394 $      20,748 $      19,851 $      11,877 $
EMEA/AP 32,999 23,401 24,828 28,421 48,585
Broadspire 3,526 (1,602) (11,712) (11,434) 27
Legal Settlement Administration 10,814 13,130 47,661 51,307 60,284
Unallocated corporate and shared costs, net (6,362) (10,996) (5,841) (9,555) (10,613)
Consolidated Operating Earnings 69,743 53,327 75,684 78,590 110,160
(Deduct) Add:
Goodwill and intangible asset impairment charges - (140,945) (10,788) - -
Net corporate interest expense (17,622) (14,166) (15,002) (15,911) (8,607)
Stock option expense (861) (914) (761) (450) (408)
Amortization expense (6,025) (5,994) (5,995) (6,177) (6,373)
Special charges and credits (788) (4,059) (4,650) 2,379 (11,332)
Income before income taxes 44,447 $      (112,751) $  38,488 $      58,431 $      83,440 $
Reconciliation of Non-GAAP Items

Crawford & Company